        SERIES A                                                 SERIES A
 CONVERTIBLE PREFERRED                                     CONVERTIBLE PREFERRED

         NUMBER                                                   NUMBER

                             IFS INTERNATIONAL, INC.

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
  OF THE STATE OF DELAWARE                           CUSIP 449515 40 2


THIS CERTIFIES THAT





is the owner of


FULLY PAID AND NONASSESABLE SHARES OF THE SERIES A CONVERTIBLE PREFERRED STOCK,
                         PAR VALUE $.001 PER SHARE, OF


                            IFS INTERNATIONAL, INC.

                              CERTIFICATE OF STOCK


transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, on surrender of this certificate properly endorsed.

         This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile seal of the Corporation and the fascimile signatures of its duly authorized officers.

Dated:

                             IFS INTERNATIONAL, INC.

                                   CORPORATE

                                      SEAL

                                    DELAWARE

                                      1986

               SECRETARY                                    PRESIDENT


COUNTERSIGNED AND REGISTERED:
               AMERICAN STOCK TRANSFER & TRUST COMPANY
                              NEW YORK, N.Y.                TRANSFER AGENT
                                                             AND REGISTRAR

BY:

                                                            AUTHORIZED OFFICER

         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common           UNIF GIFT MIN ACT- _____Custodian______
TEN ENT - as tenants by the entireties                      (Cust)       (Minor)
JT TEN  - as joint tenants
          with right of survivorship              Under Uniform Gifts to Minors
          and not as tenants in common            Act__________________________
                                                            (State)
    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

 _______________________________________
|                                       |
|                                       |
|_______________________________________|



_______________________________________________________________________________
                   (PLEASE PRINT OF TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint____________________________________________
___________________________Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.



Dated:________________________________




                                        ________________________________________
                                        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever. The signature of the person executing this power must be guaranteed by an Eligible Guarantor Institution, such as a Commercial Bank, Trust Company, Securities Broker/Dealer, Credit Union, or a Savings Association participating in a Medallion program approved by the Securities Transfer Association, Inc.